UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2018

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

400 N. Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 13, 2018, Landmark Infrastructure Partners GP LLC, the general partner (“General Partner”) of Landmark Infrastructure Partners LP (the “Partnership”), appointed Keith Benson to the Board of the Directors of the General Partner (the “Board”) to fill a vacancy. On November 13, 2018, the Board appointed Mr. Benson as a member of the Audit Committee and he is expected to serve on the Board’s Conflicts Committee.

The Board has determined that (i) Mr. Benson is “independent” for purposes of Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the U.S. Securities and Exchange Commission and (ii) Mr. Benson has no material relationship with the General Partner or the Partnership that would interfere with his independence from management of the General Partner and that he will otherwise be an “independent director” for purposes of NASDAQ Stock Market Rule 5605(a)(2).

There are no arrangements or understandings between Mr. Benson and any other person pursuant to which Mr. Benson was appointed to the Board. Mr. Benson has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Mr. Benson will be compensated in accordance with the Landmark Infrastructure Partners GP LLC Non-Employee Director Compensation Plan, which includes an annual cash retainer of $40,000, payable in quarterly amounts and $40,000 in annual equity-based compensation. Mr. Benson will also be indemnified for his actions associated with being a director to the fullest extent permitted under Delaware law and will be reimbursed for all expenses incurred in attending to his duties as director.

Item 7.01 Regulation FD Disclosure

On November 14, 2018, the Partnership issued a press release announcing the appointment of Mr. Benson to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP
	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: November 15, 2018	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer